Commitments	12 Months Ended
Jun. 30, 2019
Commitments [Abstract]
Commitments

Note 13. Commitments

30 June 2019
AUD$
Commitments for minimum lease payments in relation to non-cancellable operating leases are payable as follows[1]:
- not later than 12 months	41,389
- between 1 and 5 years	63,462
Total	104,851

1	The property lease is a non-cancellable lease with a 3 year term, with rent payable monthly in advance. The minimum lease payments shall be increased by CPI per annum. An option exists to renew the lease at the end of the 3 year term for an additional term of 3 years. The current 3 year lease period expires in December 2021.

The Group has recognized A$89,529, A$38,917 and A$46,082, of rental expenses in its Statement of Profit or Loss and Other Comprehensive Income for the years 2019, 2018 and 2017, respectively, as General and Administration Expense.